Putnam

PanAgora ESG

International Equity ETF

Summary Prospectus	September 1, 2025

Fund Symbol: PPIE	Principal U.S. Listing Exchange: NYSE Arca, Inc.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information, reports to shareholders and other information about the fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling 1-800-225-1581 or by sending an e-mail request to funddocuments@putnam.com.

The fund’s prospectus and statement of additional information, both dated September 1, 2025, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Goal

The fund seeks long-term capital appreciation.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses you pay each year as a percentage of the value of your investment)

Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses

0.49%	None	0.00%	0.49%

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

	1 year	3 years	5 years	10 years

Putnam PanAgora ESG International Equity ETF	$50	$157	$274	$616

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 66%.

Investments, risks, and performance

Principal investment strategies

The fund invests mainly in common stocks (growth or value stocks or both) of companies of any size outside the United States with a focus on companies that the Sub-advisor, as defined below, believes offer attractive benchmark-relative returns and exhibit positive environmental, social and governance (“ESG”) metrics. In evaluating and selecting investments for the fund, the Sub-advisor employs a proprietary framework using quantitative models that identify companies that offer above-market return potential based on their ESG metrics, together with other proprietary factors measuring a company’s financial and operational health, and then construct a portfolio that integrates return potential and ESG metrics.

The Sub-advisor uses advanced statistical and machine learning techniques, together with third-party and proprietary data sources, in evaluating companies’ ESG metrics and return potential. Metrics designed to evaluate companies’ environmental practices may include third-party or proprietary data sources, including those regarding a company’s environmental footprint or its environmental efficiencies. Metrics designed to evaluate companies’ social practices may include third-party or proprietary data sources, including those regarding board diversity levels or employee sentiment at a company. Metrics designed to evaluate companies’ governance practices may include third-party or proprietary data sources, including those regarding a company’s shareholder structure. Additionally, the Sub-advisor’s quantitative model may also use third-party and/or proprietary data sources to identify companies exhibiting improved ESG profiles or those investing in ESG initiatives. The ESG metrics and information used in the portfolio construction process may change over time and may not be relevant to all companies that are eligible for investment by the fund.

In addition, the fund will not invest in securities of companies that the Sub-advisor, based on third-party data, determines at the time of investment to have a severe ESG risk rating (which measures a company’s exposure to industry-specific material ESG risks and how well a company is managing those risks), to have a category 5 controversy rating (an assessment of a company’s involvement in incidents with negative ESG implications), to be classified as non-compliant under the United Nations Global Compact principles, or to be substantially engaged in Arctic drilling or in the thermal coal, palm oil, controversial weapons or tobacco industries (each, a “Restricted Company”). In addition, at the time of any periodic rebalancing of the fund’s portfolio, the fund will dispose of its position in any security that, at that time, the Sub-advisor determines to be a Restricted Company.

Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of companies that meet the Sub-advisor’s ESG criteria, as described above. The Sub-advisor will assign each company an ESG rating using proprietary ESG scores. In order to meet the Sub-advisor’s ESG criteria, a company must have an ESG score above 0, reflecting more positive characteristics, and, on or after June 12, 2023, must also not be a Restricted Company. A negative ESG score indicates a lower (or worse) rating. The Sub-advisor assigns companies an ESG score that ranges from –2 to +2, although the range of scores may change over time. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. The Sub-advisor may not apply ESG criteria to investments that are not subject to the fund’s 80% policy, and such investments may not meet the Sub-advisor’s ESG criteria.

The fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The fund invests mainly in developed countries but may also invest in emerging markets.

The Sub-advisor may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. While the Sub-advisor may consider independent third-party data as a part of its analytical process (and currently uses third-party data in applying certain of the fund’s investment policies), the portfolio management team performs its own independent analysis of issuers, through its quantitative model and proprietary scoring system, and does not rely solely on third-party screens.

From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors. The fund may also invest a significant portion of its assets in one or more related geographic regions, such as European and Asian countries.

For purposes of the fund’s investment strategies, techniques and risks, the term “Investment Manager” includes the Sub-advisor.

Risks

It is important to understand that you can lose money by investing in the fund.

ESG investing risk: Investing with a focus on companies that meet the Sub-advisor’s ESG criteria may result in the fund investing in certain types of companies, industries or sectors that the market may not favor. Conversely, investing in such companies may result the fund foregoing investment in securities that outperform the fund’s investments in certain environments. In evaluating an investment opportunity, the Sub-advisor may make investment decisions without the availability of optimal ESG-related data (which may be even less available with securitized debt instruments) or based on information and data that is incomplete or inaccurate. ESG metrics are not uniformly defined and applying such metrics involves subjective assessments. ESG scorings and assessments of issuers can vary across third-party data providers and may change over time. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, particularly with respect to companies in emerging market countries, which may adversely impact the investment process. In addition, a company’s business practices, products or services may change over time. As a result of these possibilities, among others, the fund may temporarily hold securities that are inconsistent with the fund’s ESG investment criteria. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds, such as the fund, whose strategies include ESG criteria.

Model and data risk: If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. Additionally, market movements are likely to change the risk levels and risk allocations of the fund. Investments made based on quantitative models may perform differently from the market as a whole.

Fluctuation of net asset value and share price risk: Shares may trade at a larger premium or discount to the fund’s net asset value than shares of other ETFs. The net asset value of the fund will generally fluctuate with changes in the market value of the fund’s holdings. The fund’s shares can be bought and sold in the secondary market at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the fund’s shares may result in the fund’s shares trading significantly above (at a premium) or below (at a discount) net asset value or the intraday value of the fund’s holdings. In addition, in stressed market conditions or periods of market disruption or volatility, the market for fund shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s underlying portfolio holdings.

Trading issues risk: The fund has a limited public trading history. There can be no assurance that an active trading market will develop or be maintained or that the market for fund shares will operate as intended, which could lead to the fund’s shares trading at wider spreads and larger premiums and discounts to net asset value than other actively managed ETFs. As a result, it may cost investors more to trade fund shares than shares of other ETFs. There is no guarantee that the fund will be able to attract market makers and authorized participants. Market makers and authorized participants are not obligated to make a market in the fund’s shares or to submit purchase and redemption orders for creation units. The market prices of the fund’s shares are expected to fluctuate, in some cases materially, in response to changes in the fund’s net asset value, the intraday value of the fund’s holdings and supply and demand for the fund’s shares. The Investment Manager cannot predict whether the fund’s shares will trade above, below or at their net asset value or the intraday value of the fund’s holdings. During such periods, investors may incur significant losses if they sell shares.

The securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the exchange and the corresponding premium or discount to the shares’ net asset value may widen.

Large shareholder transaction risk: The fund is subject to the risk that shareholders will purchase or redeem large quantities of shares of the fund. The fund may be an investment option for mutual funds that are managed by the Investment Manager, as defined below, and its affiliates as “funds of funds.” Additionally, other investors from time to time may make substantial investments in the fund. Such shareholders may at times be considered to control the fund. In addition, a large number of shareholders may collectively purchase or redeem fund shares in large amounts rapidly or unexpectedly. Large shareholder transactions may adversely affect the fund’s liquidity and net assets. These redemptions may also adversely affect the fund’s performance if the fund is forced to sell securities, which may also increase the fund’s brokerage costs.

Authorized participant concentration risk: Only an authorized participant may engage in creation and redemption transactions directly with the fund. The fund may have a limited number of financial institutions that act as authorized participants, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those authorized participants do not engage in creation and redemption orders, there may be a significantly diminished trading market for fund shares or fund shares may trade at a discount (or premium) to net asset value and possibly face trading halts and/or de-listing.

Cash transactions risk: Unlike certain ETFs, the fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in the fund’s shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Market risk: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, may negatively impact the fund’s performance, and may exacerbate other risks to which the fund is subject.

Common stock risk: Common stock represents an ownership interest in a company. The value of a company’s stock may fall or fail to rise as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.

Foreign investments risk: The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid. There may be less publicly-available information, or less reliable publicly-available information, about foreign companies (including information related to companies’ ESG practices), particularly with respect to emerging market companies, than publicly-available information regarding U.S. companies. As a result, the fund’s ability to evaluate a foreign company, including with respect to its ESG or sustainability practices, may be more limited than its ability to evaluate a U.S. company.

Small and midsize companies risk: Stocks of small and midsize companies often trade in smaller volumes, and their prices may fluctuate more than stocks of larger companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

Industry or sector concentration risk: From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.

Geographic focus: If the fund invests a substantial percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, such as European and Asian countries, the fund’s performance will likely be closely tied to the market, currency, political, economic, regulatory, geopolitical, and other conditions in such countries or region. These conditions could generally have a greater effect on the fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

Management and operational risk: There is no guarantee that the investment techniques, analyses, or judgments that the Investment Manager applies in making investment decisions for the fund will produce the intended outcome or that the investments selected for the fund will perform as well as other securities that were not selected for the fund. The Investment Manager, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows the average annual total returns of the fund and also compares the fund’s performance with the average annual total returns of a broad measure of market performance and an additional index with characteristics relevant to the fund. The fund makes updated performance information, including its current net asset value per share, available at www.franklintempleton.com.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Annual total returns

Best Quarter:	Q3 2024	7.51%

Worst Quarter:	Q4 2024	-7.19%

As of June 30, 2025, the fund’s year-to-date return was 21.61%.

Average annual total returns

(for periods ended 12/31/24)

Putnam PanAgora ESG International Equity ETF	1 year	Since Inception[1]

Return before taxes	7.93%	9.58%

Return after taxes on distributions	6.61%	8.15%

Return after taxes on distributions and sales of fund shares	5.52%	7.00%

MSCI All Country World Ex-U.S. Index-NR (reflects no deduction for fees, expenses or taxes but are net of dividend tax withholdings)	5.53%	7.11%

MSCI EAFE Index-NR (index reflects no deduction for fees, expenses or taxes but are net of dividend tax withholding)	3.82%	7.55%

1.	Since inception January 19, 2023.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Important data provider notices and terms are available at www.franklintempletondatasources.com. All data is subject to change.

Your fund’s management

Investment Manager

Putnam Investment Management, LLC (“Putnam Management” or the “Investment Manager”)

Sub-advisor

PanAgora Asset Management, Inc. (“PanAgora” or the “Sub-advisor”)

Portfolio managers

George D. Mussalli, CFA

Global Chief Investment Officer at PanAgora and portfolio manager of the fund since 2023.

Richard Tan, CFA

Managing Director & Head of Stock Selector Equity Investments of PanAgora and portfolio manager of the fund since 2023.

Purchase and sale of fund shares

Shares of the fund are listed and traded on an exchange, and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value. Shares of the fund may trade at a price greater than the fund’s net asset value (premium) or less than the fund’s net asset value (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the fund’s net asset value, market price, premiums and discounts, and bid-ask spread, is available at www.franklintempleton.com.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial professional), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at www.franklintempleton.com, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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